                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ZixIt Corporation Stock Option Agreements of our report dated January 30, 2002, with respect to the consolidated financial statements of ZixIt Corporation included in its Annual Report (Form 10-K/A) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                          /s/ ERNST & YOUNG LLP


Dallas, Texas
July 12, 2002